Exhibit 10.1

REGISTRATION RIGHTS AND STOCK RESTRICTION AGREEMENT

This Registration Rights and Stock Restriction Agreement, dated as of this 10th day of May, 2005 (this “Agreement”), by and among ABIOMED, Inc., a Delaware corporation (“ABIOMED”), the stockholders of Impella CardioSystems AG, a company organized under the laws of Germany (the “Company”), listed on Schedule I hereto (the “Stockholders”) and Accelerated Technologies, Inc., as attorney-in-fact and agent for the Stockholders (the “Stockholders’ Representative”).

WHEREAS, pursuant to a Share Purchase Agreement dated as of April 26, 2005 by and among ABIOMED, the Stockholders’ Representative, the Company, and the Stockholders (the “Purchase Agreement”), the parties thereto have agreed, subject to the terms and conditions set forth therein, that ABIOMED shall acquire all of the outstanding shares of capital stock of the Company (the “Share Purchase”);

WHEREAS, pursuant to the Purchase Agreement the Stockholders will receive shares of ABIOMED Stock (as defined below);

WHEREAS, the Stockholders desire to obtain, and in connection with and pursuant to the Purchase Agreement, ABIOMED has agreed, to grant each of the Stockholders, registration rights as provided herein; and

WHEREAS, the Stockholders have agreed to certain restrictions with respect to the sale of the shares of ABIOMED Stock they receive in the Share Purchase;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties agree as follows:

1.             Definitions of Certain Terms.  As used herein, the following terms shall have the following meanings:

(a)           ABIOMED Stock:  the common stock, $.01 par value, of ABIOMED.

(b)           Exchange Act:  the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC issued thereunder, as they may, from time to time, be in effect.

(c)           Family Member: (i) with respect to any individual, such individual’s spouse, any ancestors, siblings or descendants (whether natural or adopted), any trust all of the beneficial interests of which are owned by any of such individuals or by any of such individuals together with any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, the estate of any such individual, and any corporation, association, partnership or limited liability company all of the equity interests of which are owned by those above described individuals, trusts or organizations and (ii) with respect to any trust, the owners of the beneficial interests of such trust.

(d)           Holder:  any Stockholder holding Registrable Shares and any other person or entity holding Registrable Shares to whom the registration rights granted in this Agreement have been transferred pursuant to Section 10 hereof.

(e)           Permitted Transferee: (i) with respect to a partnership, its partners or former partners in accordance with their partnership interests, (b) with respect to a corporation, its stockholders in accordance with their interest in the corporation, (c) with respect to a limited liability company, its members or former members in accordance with their interest in the limited liability company, (d) with respect to an individual party, any Family Member of such party, (e) an entity that is controlled by, controls, or is under common control with a transferor, or (f) a party to this Agreement.

(f)            Registrable Shares:  the shares of ABIOMED Stock issued to the Stockholders pursuant to the Purchase Agreement, and any other securities issued by ABIOMED as a dividend or other distribution with respect to, or in exchange for or in replacement of, such shares; provided, however, Registrable Shares shall not include shares of ABIOMED Stock that (a) have been registered under the Securities Act and disposed of pursuant to any registration statement used to effect such registration, (b) have otherwise been sold in the public securities markets in the United States of America, (c) have been registered under the Securities Act on Form S-8 or any similar or successor form, or (d) may be sold by any Holder pursuant to Rule 144 under the Securities Act without holding period and volume limitations.

(g)           SEC: the United States Securities and Exchange Commission, or any governmental agency succeeding to its functions.

(h)           Securities Act:  the United States Securities Act of 1933, as amended, and the rules and regulations of the SEC issued thereunder, as they may, from time to time, be in effect.

Capitalized terms used, but not otherwise defined, in this Agreement shall have the meanings given to them in the Purchase Agreement.

2.             Shelf Registration.  ABIOMED agrees that, as soon as reasonably practicable following the closing of the transactions contemplated in the Transaction Documents, and in any event within thirty (30) days thereafter, it shall cause to be filed a registration statement (a “Shelf Registration”) on Form S-3 or any other appropriate form under the Securities Act for an offering of any or all of the Registrable Shares issued as part of and with respect to, in exchange for or in replacement of the Closing Consideration to be made on a delayed or continuous basis pursuant to Rule 415 thereunder or any similar rule that may be adopted by the SEC and permitting sales in ordinary course brokerage or dealer transactions not involving any underwritten public offering.  ABIOMED will, at least three (3) business days prior to filing the Shelf Registration Statement, furnish to the Stockholders’ Representative a copy of the Shelf Registration Statement as proposed to be filed, and allow the Stockholders’ Representative to review and comment on the Shelf Registration Statement in accordance with Section 4(i).

Subject to Sections 5, 6 and 7 hereof, ABIOMED shall use its best efforts (a) to cause the Shelf Registration to be declared effective by the SEC as soon as practicable, and in no event later than ninety (90) days following the filing of such Shelf Registration and (b) to keep the Shelf Registration continuously effective until the earlier of (i) two (2) years (the “Time Period”) from the date the Shelf Registration first becomes effective and (ii) the first date on which no Registrable Shares covered by the Shelf Registration shall constitute Registrable Shares (such period during which the Shelf Registration is effective is intended to be referred to herein as the “Registration Period”).  If and to the extent that ABIOMED chooses to pay any Additional Consideration or Contingent Consideration in the form of ABIOMED Stock (the “Additional Shares”), ABIOMED hereby agrees that, as soon as reasonably practicable following the issuance of such Additional Shares, and in any event within thirty (30) days thereafter, it shall cause to be filed a registration statement on Form S-3 or any other appropriate form under the Securities Act for an offering of any or all of such Additional Shares so issued, to be made on a delayed or continuous basis pursuant to Rule 415 thereunder or any similar rule that may be adopted by the SEC and permitting sales in ordinary course brokerage or dealer transactions not involving any underwritten public offering (in each case, an “Additional Shares Registration”).  With respect to any Additional Shares Registration, the parties shall have the same rights and obligations set forth in this Agreement with respect to the Shelf Registration, provided that any applicable time periods that are based on the Closing Date with respect to the Shelf Registration shall be based on the date such Additional Shares are issued with respect to any Additional Shares Registration, and any time periods based on the date the Shelf Registration is filed or is declared effective shall be based on the date the Additional Shares Registration is filed or is declared effective, as the case may be.

3.             Corporation Registration.  Subject to Section 5 hereof, if at any time after the date hereof until the date three years from the Closing Date, ABIOMED proposes to register any of the ABIOMED Stock under the Securities Act in connection with the public offering of such securities for its own account or for the accounts of other stockholders, solely for cash on a form that would also permit the registration of the Registrable Shares (other than registrations on Form S-4 or S-8, or any successor form thereto, or any other registration statement in connection with, or arising out of, an acquisition, merger or private placement involving ABIOMED), ABIOMED shall, each such time, on up to four such occasions, promptly give each Holder written notice of such proposal.  Upon the written request of any Holder given within ten (10) days after the mailing of any such notice by ABIOMED, ABIOMED shall use its best efforts to cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested be registered.  The foregoing notwithstanding, ABIOMED may, in its discretion, withdraw any registration statement prepared in connection with any registration referred to in this Section 3 prior to the effectiveness thereof, provided, however, that in the event of such withdrawal, such registration shall not be treated as a counted registration for purposes of Section 3 hereof.

4.             Registration Procedures.  After ABIOMED commences the registration of the Registrable Shares pursuant to the Shelf Registration or a registration statement in accordance with Section 3 hereof (subject to ABIOMED’s right to withdraw any such registration statement in accordance with Section 3) ABIOMED shall as expeditiously as possible, at its expense (provided, however, that Sections (d), (f), (g) and (i) shall only apply to the Shelf Registration):

(a)           furnish to the Stockholders’ Representative such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such registration statement (including any preliminary prospectus) and such other documents as the Stockholders’ Representative may reasonably request, each in conformity with the requirements of the Securities Act, in order to facilitate the disposition of the Registrable Shares owned by the Holders;

(b)           use its commercially reasonable best efforts to register or qualify such Registrable Shares under such other securities or “blue sky” laws of such United States jurisdictions as the Stockholders’ Representative reasonably requests in writing and to do any and all other acts and things that may be reasonably necessary or advisable to register or qualify for sale in such United States jurisdictions the Registrable Shares owned by the Holders; provided, however, that ABIOMED shall not be required (i) to qualify to do business in any jurisdiction where it is not then so qualified or (ii) to consent to general service of process in any jurisdiction where it is not then so subject to service of process;

(c)           use its commercially reasonable best efforts to cause all Registrable Shares covered by such registration statement to be listed on each United States securities exchange or market, if any, on which similar securities issued by ABIOMED are then listed, provided that the applicable listing requirements are satisfied;

(d)           prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus contained therein as may be necessary to keep such registration statement effective during the Registration Period, and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares until such time as all Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Holder set forth in such registration statement;

(e)           as promptly as practicable after becoming aware of such event, notify in writing each Holder or the Stockholders’ Representative promptly upon the happening of any event as a result of which a prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and use its commercially reasonable best efforts to prepare and furnish to each Holder as soon as possible, as many copies of a supplement to or an amendment of such prospectus (or prepare and file appropriate reports under the Exchange Act) as such Holder reasonably requests so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(f)            as soon as practicable prior to filing any amendment or supplement to such registration statement, furnish to the Stockholders’ Representative a copy of such amendment or supplement as proposed to be filed;

(g)           if such registration statement is subject to review by the SEC, promptly respond to all comments and diligently pursue reasonable resolution of any comments to the reasonable satisfaction of the SEC;

(h)           comply, and continue to comply during the period that such registration statement is effective under the Securities Act, in all material respects with the provisions of the Securities Act and the Exchange Act and applicable rules and regulations of the SEC thereunder with respect to the disposition of all securities covered by such registration statement, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first full calendar month after such registration statement is effective, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

(i)            permit the Holders of Registrable Shares being included in such registration statement and their legal counsel, at such Holders’ sole cost and expense, to review and have a reasonable opportunity to comment on such registration statement and all amendments and supplements thereto at least three (3) business days prior to their filing with the SEC and shall not file the Shelf Registration or any amendment or supplement thereto should the Stockholders’ Representative reasonably object;

(j)            provide a transfer agent and registrar, which may be a single entity, for the Registrable Shares at all times; and

(k)           upon evidence of compliance by the Holders with all applicable securities laws, including, without limitation, compliance with any prospectus delivery requirements, cooperate with the Holders of Registrable Shares being offered pursuant to such registration statement to issue and deliver certificates (not bearing any restrictive legends, unless required by applicable securities laws or Section 11 of this Agreement) representing Registrable Shares to be offered pursuant to such registration statement within five trading days after delivery of certificates to the Company’s transfer agent, with notice to the Company, and enable such certificates to be in such denominations or amounts as the Holders may reasonably request and registered in such names as the Holders may request.

5.             Underwriting Requirements.

(a)           In connection with any offering involving an underwriting of shares being issued by ABIOMED other than the offering contemplated by Section 2 hereof, ABIOMED shall not be required under Section 3 hereof to include any of the Holders’ Registrable Shares in such underwriting unless such Holders accept the terms of the underwriting as agreed upon between ABIOMED and the underwriters selected by it.  If the total amount of securities that all Holders request to be included in an underwritten offering exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering based on marketing factors, ABIOMED shall only be required to include in the offering so many of the securities of the selling Holders as the underwriters reasonably believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling Holders according to the total amount of securities owned by said selling Holders or in such other proportions as shall mutually be agreed to by such selling Holders).

(b)           In connection with registrations under Section 2 hereof, ABIOMED shall have the right to designate the managing underwriter or underwriters.

6.             Material, Non-Public Information; Stop Order; Supplement to the Prospectus; ABIOMED’s Insider Trading Policies.

(a)           Notwithstanding the foregoing, if ABIOMED shall determine in good faith, after consultation with its counsel, that it is in possession of material, non-public information, the disclosure of which would not be in the best interest of ABIOMED, ABIOMED may, upon written notice to the Stockholders’ Representative, delay the effectiveness of the Shelf Registration or any other registration of Registrable Shares for a reasonable period of time or suspend the effectiveness of the Shelf Registration Statement or other registration statement; provided, that ABIOMED may delay the effectiveness of such Shelf Registration Statement or other registration statement for no more than five (5) business days after such information becomes public or is no longer material; provided, further, that ABIOMED shall limit its delay or suspension of the effectiveness of such registration, in the aggregate to 90 trading days in any 12-month period.

(b)           ABIOMED will notify the Stockholders’ Representative as promptly as practicable of (i) the issuance of any stop order suspending the effectiveness of the Shelf Registration or other registration statement or (ii) the receipt by ABIOMED of any notification with respect to the suspension of the qualification of the Registrable Shares for sale in any jurisdiction.  Upon receipt of any such notice, the Holders shall cease to offer and sell any Registrable Shares pursuant to the Shelf Registration or other registration statement in the jurisdiction to which such stop order or suspension relates.  The Stockholders’ Representative and the Holders hereby agree that the existence and contents of any such notice are strictly confidential and may not be disclosed to any third party without ABIOMED’s express written consent.  ABIOMED shall use all reasonable efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if any such stop order is issued or any such qualification is suspended, to obtain as soon as possible the withdrawal or revocation thereof, and will notify the Stockholders’ Representative at the earliest practicable date of the date on which the Holders may offer and sell Registrable Shares pursuant to the Shelf Registration or other registration statement.

(c)           ABIOMED will notify the Stockholders’ Representative as promptly as practicable of the occurrence of any event or the existence of any state of facts that ABIOMED determines in good faith, after consultation with its counsel, is material to ABIOMED, is non-public information and should be set forth in the prospectus used in connection with the Shelf Registration or other registration of Registrable Shares.  Immediately upon receipt of such notice, the Holders shall cease to offer or sell any Registrable Shares pursuant to such prospectus, cease to deliver or use such prospectus and, if so requested by ABIOMED, return to ABIOMED, at its expense, all copies (other than permanent file copies) of such prospectus.  The Stockholders’ Representative and the Holders hereby agree that the existence and contents of any such notice are strictly confidential and may not be disclosed to any third party without ABIOMED’s express written consent.  ABIOMED will, as soon as the information becomes available in a form such that it may be included in an amendment or supplement to the prospectus, use all reasonable efforts to amend or supplement such prospectus in order to set forth or reflect such event or state of facts as soon as possible; it being understood that in the event that ABIOMED determines in good faith, after consultation with its counsel, that the disclosure of such material non-public information would not be in the best interest of ABIOMED, ABIOMED may delay the filing of such an amendment or supplement to the prospectus for a period of time to extend no longer than ninety (90) days from the occurrence of such event or existence of such state of fact; provided, that ABIOMED may delay the filing of such amendment or supplement for no more than five (5) business days after such information becomes public or is no longer material.  ABIOMED will furnish copies of such amendment or supplement to the prospectus to the Stockholders’ Representative.  In the event Holders are prevented from selling Registrable Shares through the Shelf Registration as a result of this Section 6(c), then the Time Period shall be extended by the number of days that such Holders are prevented from making such sales as a result of this Section 6(c).

(d)           Each Holder agrees, if and for so long as he or she is an employee of ABIOMED or any of ABIOMED’s subsidiaries, to comply with the ABIOMED’s standard policy concerning the purchase and sale of securities of ABIOMED applicable to similarly situated employees.

7.             Information Concerning the Sellers.

(a)           It shall be a condition precedent to the obligations of ABIOMED to take any actions pursuant to Sections 2, 3, 4 and 6 hereof that each Holder (i) conform to all applicable requirements of the Securities Act and the Exchange Act with respect to the offering and sale of securities, (ii) advise each underwriter, broker or dealer through which any of such Registrable Shares are offered that such Registrable Shares are part of a distribution that is subject to the prospectus delivery requirements of the Securities Act, (iii) furnish to ABIOMED in writing such information regarding themselves, the Registrable Shares held by them and the intended method of disposition of such shares as ABIOMED shall reasonably request and as shall be required under applicable securities laws in connection with the action to be taken by ABIOMED, including the preparation of (A) the prospectus (or any amendment or supplement thereto) with respect to such offering and (B) any qualification of such Registrable Shares under state securities or “blue sky” laws, and (iv) promptly notify ABIOMED of the occurrence, from the date on which such information or documents are furnished to the date of the closing for the sale of such Registrable Shares, of any event relating to such Holder that is required under the Securities Act to be set forth in the prospectus (or any amendment or supplement thereto).

(b)           At the end of the Registration Period the Holders shall discontinue sales of Registrable Shares pursuant to the Shelf Registration after ABIOMED has given notice to the Stockholders’ Representative of its intention to remove from registration the securities covered by the Registration Statement which remain unsold, and the Stockholders’ Representative shall notify ABIOMED immediately upon receipt of such notice from ABIOMED of the number of shares of the Holders that are registered but remain unsold.

8.             Expenses of Registration.  ABIOMED shall pay all expenses incident to its performance of or compliance with this Agreement and registration of Registrable Shares in connection herewith, including (a) all SEC, stock exchange or market and National Association of Securities Dealers, Inc. registration and filing fees, (b) all fees and expenses incurred in complying with securities or “blue sky” laws, (c) all expenses incurred in connection with the preparation, printing and distribution of the registration statement and prospectus and any other supplement or amendment thereto and the mailing and delivery of copies thereof to the Holders, including all printing, messenger and delivery expenses and (d) all fees and disbursements of ABIOMED’s independent public accountants and counsel (all of such expenses herein referred to as “Registration Expenses”).  The Registration Expenses shall not include any sales or underwriting discounts, commissions or fees attributable to the sale of the Registrable Shares or the fees and expenses of counsel to the Holders, which shall be borne by the Holders.

9.             Indemnification and Contribution.

 (a)          In the event that Registrable Shares are included in a registration statement pursuant to the terms of this Agreement, ABIOMED agrees to indemnify and hold harmless, to the extent permitted by law and subject to the terms of this Agreement, each Holder, its directors, officers, partners, and each person, if any, who controls such Holder (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees and disbursements), joint or several, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in such registration statement (or any amendment thereto) or any preliminary, final or supplemental prospectus contained therein (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein in the light of the circumstances under which they were made not misleading, and the Company shall reimburse the Holder, and each such director, officer, partner, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, damage, liability or expense and any related action or proceeding; provided, however, that ABIOMED shall not be liable to any Holder or any person who controls such Holder (within the meaning of the Securities Act) to the extent that any such loss, claim, damage, liability or expense arises out of, or is based upon any such untrue or alleged untrue statement, or any such omission, if such statement or omission shall have been made in reliance upon and in conformity with information relating to such Holder or person furnished to ABIOMED in writing by or on behalf of any such Holder or person for use in the preparation of such registration statement (or any amendment thereto) or any prospectus contained therein (or any amendment or supplement thereto).

(b)           In connection with any such registration statement, each Holder agrees to indemnify, to the extent permitted by law and subject to the terms of this Agreement, ABIOMED, its directors, officers, employees and agents and each person who controls ABIOMED (collectively, the “ABIOMED Group”) (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees and disbursements; collectively, all such amounts are hereinafter referred to as “ABIOMED Claims”) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any such registration statement (or any amendment thereto) or any prospectus contained therein (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein in the light of the circumstances under which they were made not misleading, to the extent that such untrue statement or omission was made in reliance upon and in conformity with information furnished to ABIOMED in writing by or on behalf of such Holder for use in the preparation of such registration statement (or any amendment thereto) or any prospectus contained therein (or any amendment or supplement thereto).

(c)           Each party entitled to indemnification under this Section 9 shall give notice to the party required to provide indemnification promptly after such indemnified party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the indemnifying party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the indemnifying party, who shall conduct the defense of such claim or litigation, shall be approved by the indemnified party (whose approval shall not be unreasonably withheld or delayed); and provided, further, that the delay or failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 9, except to the extent that the indemnifying party is actually prejudicial by such delay or failure.  The indemnified party may participate in such defense at such party’s expense; provided, however, that the indemnifying party shall pay such expense if the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such claim or litigation resulting therefrom or the indemnifying party fails to defend such claim in a reasonably diligent manner.  No indemnified party shall consent to entry of any judgment or settle any claim or litigation without the prior written consent of the indemnifying party.

(d)           If the indemnification provided for in this Section 9 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein as a result of a binding judicial determination that such indemnification may not be enforced in such case notwithstanding this Agreement, the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expense, as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

10.           Transfer of Registration Rights.  The registration rights of any Holder (and of any Permitted Transferee of any Holder or its Permitted Transferees) under this Agreement with respect to any Registrable Shares may be transferred to any Permitted Transferee as a gift, partnership distribution or other non-sale related transfer without consideration (a “Permitted Transfer”); provided that (a) ABIOMED is given written notice by the Holder at the time of such Permitted Transfer stating the name and address of the Permitted Transferee and identifying the Registrable Shares with respect to which the rights under this Agreement are being assigned, (b) such Permitted Transferee executes and delivers such agreements as ABIOMED may reasonably require in order to confirm that such Permitted Transferee agrees to be bound by this Agreement and the Purchase Agreement, and (c) notwithstanding anything to the contrary contained in this Agreement, ABIOMED shall not be obligated to file any post-effective amendments or prospectus supplements to any outstanding registration statements contemplated by this Agreement for the purposes of updating the selling stockholders listed in such registration statements to include the Permitted Transferees other than on a quarterly basis in connection with the timing of its filing of annual reports on Form 10-K and quarterly reports on Form 10-Q and such Permitted Transferees shall not be allowed to sell any shares covered by the Permitted Transfer under any such registration statement until such time as such post-effective amendments or prospectus supplements are filed unless it is determined, to the satisfaction of ABIOMED’s counsel, that no such post-effective amendments or prospectus supplements are required under applicable securities laws.

11.           Restrictions on the Sale of Registrable Shares.  Each Holder covenants and agrees that notwithstanding any other provision in this Agreement:

(a)           such Holder shall not sell, transfer, hedge, pledge, hypothecate, assign or otherwise convey any interest in (collectively, “sell”) any Closing Consideration for a period of six (6) months from the date of the Closing under the Purchase Agreement, at which point such restrictions shall lapse as to fifty percent (50%) of such Holder’s Closing Consideration;

(b)           the restrictions set forth in Section 11(a) shall lapse as to one hundred percent (100%) of the Closing Consideration twelve (12) months after the date of the Closing under the Purchase Agreement.

Notwithstanding the foregoing, such Holder shall not sell any Registrable Shares unless they are registered under the Securities Act or unless an exemption from the registration requirements thereof is available.  Until the date such Registrable Shares are eligible to be sold under this Section 11, in addition to all other legends required by this Agreement or deemed appropriate by ABIOMED, the certificates representing such shares shall bear a legend substantially in the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER PURSUANT TO A REGISTRATION RIGHTS AND STOCK RESTRICTION AGREEMENT DATED AS OF MAY 10, 2005, A COPY OF WHICH WILL BE FURNISHED TO THE HOLDER HEREOF UPON REQUEST.”

12.           Investment Representations.

(a)           Each Stockholder represents and warrants to ABIOMED as follows:

(i)            Such Stockholder understands that the shares of ABIOMED Stock to be received by such Stockholder pursuant to the Purchase Agreement will not have been registered or qualified under the Securities Act or under the securities laws of any jurisdiction, and other than pursuant to its obligations under this Agreement, ABIOMED is not, nor will it be, under any obligation to register such shares of ABIOMED Stock under the Securities Act or the Securities laws of any jurisdiction.  Such Stockholder further understands that such shares of

ABIOMED Stock will constitute “restricted securities” within the meaning of Rule 144 promulgated under the Securities Act and that, as such, such shares of ABIOMED Stock must be held indefinitely unless they are subsequently registered under the Securities Act or unless an exemption from the registration requirements thereof is available.

(ii)           Such Stockholder is acquiring the shares of ABIOMED Stock to be received by it pursuant to the Purchase Agreement for its own account for investment and not for, with a view to or in connection with any resale or distribution thereof in a manner that violates the Securities Act or any other applicable securities laws.

(iii)          Such Stockholder by reason of its business and financial experience, and the business and financial experience of those persons retained by such Stockholder to advise it with respect to its investment in the shares of ABIOMED Stock to be received by it hereunder, has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the prospective investment, and is able to bear the economic risk of such investment and is able to afford a complete loss of such investment.  Such Stockholder acknowledges and understands that ABIOMED’s filings with the SEC are publicly available for review via the SEC’s EDGAR website.  Such Stockholder is an “accredited investor” within the meaning of Rule 501 promulgated under the Securities Act.

(b)           Except as set forth in Schedule I, each Stockholder whose address listed on Schedule I is located outside the United States further represents and warrants to ABIOMED as follows:

(i)            If such Stockholder is an individual, the address for such Stockholder set forth on Schedule I is the true jurisdiction of citizenship, residence and domicile of such Stockholder, and such Stockholder has no present intention of becoming a citizen, resident or domiciliary of any other state or jurisdiction.  If a corporation, trust, partnership or other entity, such Stockholder was organized under the laws of the jurisdiction of its principal place of business and has its principal place of business at the address set forth for such Stockholder on Schedule I.

(ii)           Such Stockholder, if an individual, was present in the United States during the current year and the two preceding calendar years for less than 183 days in each year.

(iii)          No offer of the ABIOMED Stock was made to such Stockholder in the United States.

(iv)          At the time such Stockholder executed this Agreement, such Stockholder was located outside the United States.

(v)           Such Stockholder is not a U.S. Person and is not acquiring ABIOMED Stock hereunder for the account or benefit of any U.S. Person.

(vi)          Such Stockholder agrees to resell the ABIOMED Stock to be acquired hereunder only in accordance with the provisions of Regulation S of the Securities Act,

pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act.  The undersigned also agrees not to engage in hedging transactions with regard to such ABIOMED Stock.

13.           Stockholders’ Representative.

(a)           In order to administer efficiently the registration of the Registrable Shares and the defense and/or settlement of any ABIOMED Claims for which the Holders may be required to indemnify the ABIOMED Group pursuant to Section 9 hereof, the Holders hereby designate the Stockholders’ Representative as their representative and agent under this Agreement, and the Stockholders’ Representative hereby accepts such appointment.

(b)           The Holders hereby authorize and appoint the Stockholders’ Representative to be their exclusive representative and attorney in fact with respect to all matters arising out of this Agreement and the Holders shall not make any independent agreement or arrangement with ABIOMED with respect to any such matter.  In furtherance of the foregoing, the Stockholders’ Representative shall be authorized, on behalf of the Holder, to (i) take any action permitted or required to be taken by any Holder pursuant to this Agreement; (ii) take all action necessary in connection with the defense and/or settlement of any ABIOMED Claims for which the Holders may be required to indemnify members of the ABIOMED Group pursuant to Section 9 hereof, (iii) give and receive all notices required to be given under this Agreement, and (iv) take any and all additional action as is contemplated to be taken by or on behalf of the Holders by the terms of this Agreement.

(c)           In the event that the Stockholders’ Representative dies, becomes unable to perform his or its responsibilities hereunder or resigns or is removed from such position (in accordance with the provisions of Section 2.8(c) of the Purchase Agreement), a successor Stockholders’ Representative shall be appointed pursuant to the terms of Section 2.8(c) of the Purchase Agreement.

(d)           All decisions and actions by the Stockholders’ Representative, including actions under this Agreement and the defense or settlement of any ABIOMED Claims for which the Holders may be required to indemnify members of the ABIOMED Group pursuant to Section 9 hereof, shall be binding upon all of the Holders, and no Holder shall have the right to object, dissent, protest or otherwise contest the same.

(e)           By their adoption of this Agreement, the Holders agree that:

(i)            ABIOMED shall be able to rely conclusively on the instructions and decisions of the Holders’ Representative relating to the Shelf Registration or any other registration of Registrable Shares or to the settlement of any ABIOMED Claims for indemnification by members of the ABIOMED Group pursuant to Section 9 hereof or any other actions permitted or required to be taken by the Stockholders’ Representative hereunder, and no Person shall have any cause of action against any member of the ABIOMED Group for any action taken by any member of the ABIOMED Group in reliance upon the instructions or decisions of the Stockholders’ Representative;

(ii)           all actions, decisions and instructions of the Stockholders’ Representative shall be conclusive and binding upon all of the Holders and no Holder shall have any cause of action against the Stockholders’ Representative for any action taken or not taken, decision made or instruction given by the Stockholders’ Representative arising out of or in connection with the acceptance or administration of his or its duties hereunder, except for fraud or willful breach of this Agreement by the Stockholders’ Representative;

(iii)          the provisions of this Section 13 are independent and severable, are irrevocable and coupled with an interest and shall be enforceable notwithstanding any rights or remedies that any Holder may have in connection with the transactions contemplated by this Agreement; and

(iv)          the provisions of this Section 13 shall be binding upon the executors, heirs, legal representatives, successors and assigns of each Holder, and any references in this Agreement to a Holder or the Holders shall mean and include the successors to the Stockholders’ rights hereunder, whether pursuant to testamentary disposition, the laws of descent and distribution or otherwise.

(f)            Each Holder consents to the appointment of the Stockholders’ Representative pursuant to Section 2.8 of the Purchase Agreement and agrees to be bound by the provisions of Section 2.8 of the Purchase Agreement (the provisions of which are hereby incorporated by reference mutatis mutandis).

(g)           ABIOMED shall have no liability for any fees or expenses of the Stockholder Representative under this Agreement.

14.           Compliance with Rule 144.  ABIOMED agrees to (i) satisfy the conditions of Rule 144(c) under the Securities Act with respect to current public information about ABIOMED; and (ii) use its best efforts to file with the SEC in a timely manner all reports and other documents required to be filed by ABIOMED under the Exchange Act, provided, however, that ABIOMED’s obligations under this Section shall terminate upon the earlier of (a) four years following the Closing Date, (b) the date the Impella Stockholders no longer hold shares of ABIOMED Stock issued to them pursuant to the Purchase Agreement, and (c) such time as ABIOMED no longer has a class of shares registered under the Exchange Act.

15.           Amendments and Supplements.  This Agreement may not be amended, modified or supplemented by the parties hereto in any manner, except by an instrument in writing signed by ABIOMED and the Stockholders’ Representative.

16.           No Waiver.  The terms and conditions of this Agreement may be waived only by a written instrument signed by (a) the Stockholders’ Representative in the case where a Stockholder or the Stockholders’ Representative is waiving compliance and (b) by ABIOMED in the case where ABIOMED is waiving compliance.  The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of such party thereafter to enforce each and every such provision.  No waiver of any breach of or non-compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non-compliance.  The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

17.           Governing Law.  This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware, without regard to its principles of conflicts of laws.

18.           Notice.  All notices and other communications hereunder shall be in writing and shall be deemed given if delivered by hand, sent by facsimile transmission with confirmation of receipt, or sent via a reputable overnight courier service with confirmation of receipt requested to the parties at the following addresses (or at such other address for a party as shall be specified by like notice), and shall be deemed given on the date on which delivered by hand or otherwise on the date of receipt as confirmed:

To ABIOMED:

ABIOMED, Inc.

22 Cherry Hill Drive

Danvers, MA 01923

USA

Attention:  President

Facsimile:  (01) 978-777-8411

With a copy to:

Foley Hoag LLP

155 Seaport Boulevard

Boston, Massachusetts 02210

USA

Attention:  Peter M. Rosenblum, Esq.

Facsimile:  (01) 617 832-7000

To any Holder:

c/o Accelerated Technologies, Inc., as Stockholders’ Representative

401 Hackensack Avenue

Hackensack, NJ  07601

USA

Attention:      Richard Geoffrion

Facsimile:       (201) 487-2005

With a copy to:

Fulbright & Jaworski, L.L.P.

666 Fifth Avenue

New York, New York 10103

Attn: Joseph F. Daniels, Esq.

Facsimile: (212) 318-3400

19.           Construction of Agreement.  A reference to a Section shall mean a Section in this Agreement unless otherwise expressly stated.  The titles and headings herein are for reference purposes only and shall not in any manner limit the construction of this Agreement which shall be considered as a whole.  The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.”

20.           Entire Agreement, Assignability, etc..  This Agreement and the Purchase Agreement and the documents and other agreements among the parties hereto and thereto as contemplated by or referred to herein or therein constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder, except as otherwise expressly provided herein and shall not be assignable by the Stockholders by operation of law or otherwise, except as provided in Section 10 hereof.

21.           Validity.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, each of which shall remain in full force and effect.

22.           Counterparts.  This Agreement may be executed in one or more counterparts, all of which together shall constitute one and the same Agreement.

*    *    *    *    *

IN WITNESS WHEREOF, the parties have caused this Registration Rights and Stock Restriction Agreement to be executed as an agreement under seal as of the date first written above.

ABIOMED, INC.

/s/ Javier Jimenez
Name: Javier Jimenez
Title: VP Operations

STOCKHOLDERS’ REPRESENTATIVE

ACCELERATED TECHNOLOGIES, INC.

/s/ John P. Brancaccio
Name: John P. Brancaccio
Title: CFO

[Signature Page to Registration Rights Agreement]

STOCKHOLDERS

ACCELERATED TECHNOLOGIES, INC.

By:	/s/ John P. Brancaccio
Name: John P. Brancaccio
Title: CFO

MRNA FUND II L.P.
By: OBP Management IV L.P., its General Partner

By:	/s/ Jeffrey T. Barnes
Name: Jeffrey T. Barnes
Title: General Partner

OXFORD BIOSCIENCE PARTNERS IV L.P.
By: OBP Management IV L.P., its General Partner

By:	/s/ Jeffrey T. Barnes
Name: Jeffrey T. Barnes
Title: General Partner

GIZA EXECUTIVE VENTURE FUND III L.P.

By:	/s/ Avi Molcho
Name: Avi Molcho
Title: Managing Director

By:	/s/ Zvi Schecter
Name: Zvi Schechter
Title: Managing Director

GIZA ALPINVEST VENTURE FUND III L.P.

By:	/s/ Avi Molcho
Name: Avi Molcho
Title: Managing Director

By:	/s/ Zvi Schecter
Name: Zvi Schechter
Title: Managing Director

GIZA GE VENTURE FUND III L.P.

By:	/s/ Avi Molcho
Name: Avi Molcho
Title: Managing Director

By:	/s/ Zvi Schecter
Name: Zvi Schechter
Title: Managing Director

GIZA GMULOT VENTURE FUND III L.P.

By:	/s/ Avi Molcho
Name: Avi Molcho
Title: Managing Director

By:	/s/ Zvi Schecter
Name: Zvi Schechter
Title: Managing Director

GIZA VENTURE FUND III L.P.

By:	/s/ Avi Molcho
Name: Avi Molcho
Title: Managing Director

By:	/s/ Zvi Schecter
Name: Zvi Schechter
Title: Managing Director

/s/ Donald S. Baim
Dr. Donald S. Baim

/s/ Daniel Burkhoff
Dr. Daniel Burkhoff

/s/ Peter J. Fitzgerald
Dr. Peter J. Fitzgerald

/s/ Richard Geoffrion
Richard Geoffrion

/s/ Martin B. Leon
Dr. Martin B. Leon

/s/ Mark Maguire
Mark Maguire

/s/ Arthur Pergament
Arthur Pergament

/s/ Paul Spence
Dr. Paul Spence

/s/ Paul S. Teirstein
Dr. Paul S. Teirstein

/s/ Eberhard Grube
Dr. Eberhard Grube

ABN AMRO PARTICIPATIES B.V.

By:	/s/ M. A. van Osis
Name: M. A. van Osis
Director

By:
Name: LPA Bergstein
Director

MEDICA II INVESTMENTS (INTERNATIONAL) L.P.

By:	/s/ Yuval Binur
Name: Yuval Binur
Title: GP

By:
Name:
Title:

MEDICA II INVESTMENTS (P.F) (ISRAEL) L.P.

By:	/s/ Yuval Binur
Name: Yuval Binur
Title: GP

By:
Name:
Title:

MEDICA II INVESTMENTS (ISRAEL) L.P.

By:	/s/ Yuval Binur
Name: Yuval Binur
Title: GP

By:
Name:
Title:

/s/ Volker Trenz /s/ Rolf Käse
(Dr. Paolo Cremascoli
represented by
Volker Trenz and Dr. Rolf Käse
on the basis of their power of attorney)

/s/ Volker Trenz /s/ Rolf Käse
(Guido Derjung
represented by
Volker Trenz and Dr. Rolf Käse
on the basis of their power of attorney)

/s/ Rolf Käse
(Dr. Rolf Käse)

/s/ Volker Trenz /s/ Rolf Käse
(Dirk Michels
represented by
Volker Trenz and Dr. Rolf Käse
on the basis of their power of attorney)

/s/ Volker Trenz /s/ Rolf Käse
(Christoph Nix
represented by
Volker Trenz and Dr. Rolf Käse
on the basis of their power of attorney)

/s/ Volker Trenz /s/ Rolf Käse
(Prof. Dr. Günter Rau
represented by
Volker Trenz and Dr. Rolf Käse
on the basis of their power of attorney)

/s/ Volker Trenz /s/ Rolf Käse
(Community of Heirs After
Prof. Dr. Helmut Reul
represented by
Volker Trenz and Dr. Rolf Käse
on the basis of their power of attorney)

/s/ Volker Trenz /s/ Rolf Käse
(Sebastian Schwandtner
represented by
Volker Trenz and Dr. Rolf Käse
on the basis of their power of attorney)

/s/ Volker Trenz /s/ Rolf Käse
(Dr. Thorsten Sieß
represented by
Volker Trenz and Dr. Rolf Käse
on the basis of their power of attorney)